Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of Art Technology Group, Inc. (the “Company”) for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Julie M.B. Bradley, the Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Julie M.B. Bradley
Julie M.B. Bradley
Senior Vice President and Chief Executive Officer
(Principal Financial and Accounting Officer)
February 1, 2010